UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-3596

Seligman Communications and Information Fund, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end: 12/31

Date of reporting period: 12/31/05

ITEM 1. REPORTS TO STOCKHOLDERS.

Seligman
Communications and
Information Fund, Inc.

Annual Report December 31, 2005
Seeking Capital Gain by Investing in Companies Operating in the Communications, Information, and Related Industries
J. & W. SELIGMAN & CO. INCORPORATED ESTABLISHED 1864 100 Park Avenue, New York, NY 10017

Seligman
142 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 142 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, one of the nation’s largest diversified publicly-traded closed-end equity investment companies — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

Table of Contents

To The Shareholders	1

Interview With Your
Portfolio Manager	2

Performance Overview	5

Portfolio Overview	8

Understanding and
Comparing Your
Fund’s Expenses	10

Portfolio of Investments	11

Statement of
Assets and Liabilities	14

Statement of
Operations	16

Statements of
Changes in Net Assets	17

Notes to Financial
Statements	18

Financial Highlights	28

Report of Independent
Registered Public
Accounting Firm	34

Matters Relating to the
Directors’ Consideration
of the Continuance of the
Management Agreement	35

Directors and Officers	41

Additional Fund
Information	46

To The Shareholders

We are pleased to present your annual report for Seligman Communications and Information Fund, Inc. This report contains an interview with your Portfolio Manager, as well as the Fund’s investment results, portfolio of investments, and financial statements.

For the year ended December 31, 2005, Seligman Communications and Information Fund delivered a total return of 7.36% based on the net asset value of Class A shares. The Fund outperformed its peers, measured by the Lipper Science & Technology Funds Average, which returned 5.11%, as well as its benchmark, the Goldman Sachs Technology Index, which returned 2.03% for the same period.

Thank you for your continued support of Seligman Communications and Information Fund. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

February 22, 2006

Manager	Shareholder Service Agent	Important Telephone Numbers
J. & W. Seligman & Co.	Seligman Data Corp.	(800) 221-2450 Shareholder Services
Incorporated	100 Park Avenue	(800) 445-1777 Retirement Plan Services
100 Park Avenue	New York, NY 10017	(212) 682-7600 Outside the United States
New York, NY 10017		(800) 622-4597 24-Hour Automated Telephone Access Service
General Counsel
General Distributor	Sullivan & Cromwell LLP
Seligman Advisors, Inc.
100 Park Avenue	Independent Registered
New York, NY 10017	Public Accounting Firm
Deloitte & Touche LLP

Interview With Your Portfolio Manager
Paul H. Wick
Q:	How did Seligman Communications and Information Fund, Inc. perform during the fiscal year ended December 31, 2005?

A:	For the year ended December 31, 2005, Seligman Communications and Information Fund delivered a total return of 7.36% based on the net asset value of Class A shares. For the same period, the Lipper Science & Technology Funds Average posted a total return of 5.11% and the Goldman Sachs Technology Index returned 2.03%.

Q:	What market conditions and events materially affected the performance of the Fund for the period?

A:	The technology market in 2005 delivered positive performance, due in large part to a healthy overall global electronics market. Global semiconductor revenues were up roughly 8%, according to the Semiconductor Industry Association, driven largely by strong unit growth in both PCs and cell phones, along with continued strength in the consumer electronics markets, in particular MP3 audio players, flat panel television sets, and GPS navigation devices.

Much of the growth seen in the technology market in 2005 occurred in newly industrialized areas outside of developed countries — in places such as Russia, Eastern Europe, China, India, Indonesia, and Brazil. Price reductions in cell phones, PCs and consumer electronics have played a major role in the expansion of these markets. The technology industry has historically been able to pass through cost reductions to end consumers, thereby significantly expanding the total available market sizes of numerous technology products. This price elasticity of demand has certainly been a key factor in the doubling of the unit volumes of cell phones shipped globally over the past five years. The consolidation trend within the technology industry remained strong in 2005, marked by increased merger and acquisition activity. In addition, share buybacks rose to record levels as companies put excess cash to work. Growth in technology in 2005 was consumer-driven, despite concerns over rising interest rates and record energy prices. US sales of consumer electronics are estimated to have grown 11% in 2005, a slight increase from the 10% sales growth in consumer electronics from 2003-2004, according to the Consumer Electronics Association.

A TEAM APPROACH

Seligman Communications and Information Fund, Inc. is managed by the Seligman Technology Group, led by Paul H. Wick. Mr. Wick is assisted in the management of the Fund by a team of seasoned research professionals who develop relationships with technology industry executives, investment banks, and venture capital firms to identify opportunities that they believe offer the greatest potential for growth. Group members include Sean Collins (assistant trader), Ajay Diwan, Frank Fay (trader), Chris Kim, Benjamin Lu, Richard Parower, Sangeeth Peruri, Doug Peta (trader), Lawrence Rosso (trader), Vishal Saluja, Reema Shah, Sushil Wagle, and Lauren Wu.

Interview With Your Portfolio Manager

Paul H. Wick

Q:	What investment strategies or techniques materially affected the Fund’s performance during the period?

A:	The Fund’s relative outperformance for the period is attributable primarily to exceptional stock selection in the Semiconductors and Semiconductor Equipment industry, which delivered positive investment results for both the Fund and the benchmark for the period. The industry, no longer plagued by excess inventories, was driven by an overall healthy demand for semiconductors resulting from strong PC and cell phone unit growth, as well as continued strength in consumer electronics. While the Fund was underweight in the industry, relative to the benchmark, the top-performing companies in the Fund’s portfolio for the period included a microprocessor manufacturer and a company that supplies bare silicon wafers to virtually every chip maker in the world. The robust PC market benefited both companies, and the microprocessor company gained market share on the back of superior product architecture, particularly for server computers.

The largest detractor for the period was a security software company in which the Fund held a sizable position. The company did not perform well, especially in the last few months. We believe a major reason for this underperformance was negative investor sentiment regarding the company’s recent acquisition of another large security software company; investor fear that the slower-growing acquisition would degrade the company’s growth prospects pressured the company’s stock price lower. Another factor that may have further hurt the stock’s performance is the concern over Microsoft’s entry into the anti-virus software market, expected mid-2006. We continue to maintain a significant investment in this company, however, as we believe that the worst is over, that the risk posed by Microsoft’s entry into the market has already been discounted in the company’s share price, and that it continues to exhibit attractive profitability and growth prospects.

We sold our positions in a few entertainment software companies that had performed well for us in early 2005 as we became increasingly concerned by mid-year that the video game industry had peaked. We bought back a small position in one of these companies that has continued to perform well. We have otherwise steered clear of the video gaming arena as we believe many of these software companies are being hurt by the console transition that has resulted from the introduction of the new Xbox gaming system and the anticipated debut of Playstation 3 later in 2006. Also detracting from Fund performance for the period were holdings in a Computer Peripherals company and a Health Care Equipment and Supplies company that had a ruling against it in 2005 from the government agency that oversees Medicare reimbursements. In the past, the Fund has benefited from its ability to invest in the non-traditional technology sector of Health Care, focusing on companies such as medical device and clinical lab equipment companies that are closely tied to, or are dependent on, technology. In 2005 the Fund’s stock selection in Health Care Providers and Services companies contributed positively to performance, while stock selection within

Interview With Your Portfolio Manager
Paul H. Wick

the Health Care Equipment and Supplies industry had a negative impact on the Fund for the period. The Fund generally reduced its weighting in the Health Care sector as the year progressed.

A strategy that we employed in 2005 was to increase the Fund’s international exposure, based on our view that much of the growth we have been seeing in the technology market is occurring on a much more global scale. As such, we purchased a few Indian IT Services outsourcing companies that contributed positively to Fund performance, as well as a Japanese Electronics Equipment and Instruments company that supplies ceramic materials used in the packaging of semiconductors.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Performance Overview

This section of the report is intended to help you understand the performance of Seligman Communications and Information Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be available at www.seligman.com1 by the seventh business day following that month-end. Calculations assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares. J. & W. Seligman & Co. Incorporated (the “Manager”) agreed to waive a portion of the management fee equal to 0.05% per annum of the Fund’s net assets for the period June 1, 2004 through May 31, 2006. Absent such a waiver, total returns that include this period would have been lower.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. The return from inception for Class B shares reflects automatic conversion to Class A shares approximately eight years after inception date. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Class I shares do not have sales charges.

The chart on page 6 compares a $10,000 hypothetical investment made in Class A shares, with and without the initial 4.75% maximum sales charge, and in Class D shares, without the 1% CDSC, to $10,000 investments made in the Goldman Sachs Technology Index and the Standard and Poor’s 500 Composite Stock Index (S&P 500) for the 10-year period ended December 31, 2005. The performance of Class B, Class C, Class I and Class R shares, which commenced on later dates, and of Class A and Class D shares for other periods, with and without applicable sales charges and CDSCs, is not shown in this chart but is included in the total returns table that follows the chart. The performance of Class B, Class C, Class I, and Class R shares will differ from the performance shown for Class A and Class D shares, based on the differences in sales charges and fees paid by shareholders. Both indices exclude the effect of taxes, fees and sales charges.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[1]
The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.

5

Performance Overview

Investment Results
Total Returns
For Periods Ended December 31, 2005

					Average Annual

					Class B		Class C	Class I	Class R
					Since		Since	Since	Since
	Six	One	Five	Ten	Inception		Inception	Inception	Inception
Class A	Months*	Year	Years	Years	4/22/96		5/27/99	11/30/01	4/30/03

With Sales Charge	6.35%	2.25%	1.05%	7.79%	n/a		n/a	n/a	n/a

Without Sales Charge	11.66	7.36	2.03	8.32	n/a		n/a	n/a	n/a

Class B

With CDSC†	6.16	1.48	0.87	n/a	n/a		n/a	n/a	n/a

Without CDSC	11.16	6.48	1.25	n/a	7.81	%‡	n/a	n/a	n/a

Class C

With Sales Charge
and CDSC††	9.12	4.48	1.06	n/a	n/a		1.57%	n/a	n/a

Without Sales Charge
and CDSC	11.20	6.52	1.27	n/a	n/a		1.73	n/a	n/a

Class D

With 1% CDSC	10.16	5.53	n/a	n/a	n/a		n/a	n/a	n/a

Without CDSC	11.16	6.53	1.26	7.50	n/a		n/a	n/a	n/a

Class I	11.90	7.83	n/a	n/a	n/a		n/a	3.25%	n/a

Class R

With 1% CDSC	10.53	6.12	n/a	n/a	n/a		n/a	n/a	n/a

Without CDSC	11.53	7.12	n/a	n/a	n/a		n/a	n/a	18.26%

Lipper Science &
Technology Funds
Average**	11.97	5.11	(8.81)	7.19	6.57	†††	(2.38)	(0.25)	18.13

Goldman Sachs
Technology Index**	10.09	2.03	(7.12)	n/a	n/a		(4.65)	(1.25)	15.60

S&P 500**	5.75	4.90	0.54	9.06	8.73		1.15	4.05	14.24

See footnotes on page 7.

Performance Overview

Net Asset Value Per Share
	Class A	Class B	Class C	Class D	Class I	Class R

12/31/05	$27.29	$23.51	$23.52	$23.50	$27.83	$27.09

6/30/05	24.44	21.15	21.15	21.14	24.87	24.29

12/31/04	25.42	22.08	22.08	22.06	25.81	25.29

*	Returns for periods of less than one year are not annualized.
**	The Goldman Sachs Technology Index, the S&P 500, and the Lipper Science & Technology Funds Average (“Lipper
Average”) are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Average does not reflect any taxes or sales charges and the Goldman Sachs Technology Index and the S&P 500 do not reflect any taxes, fees or sales charges. The S&P 500 measures the performance of 500 of the largest US companies based on market capitalizations.
The Lipper Average measures the performance of mutual funds that invest at least 65% of their equity portfolios in science and technology stocks. The Goldman Sachs Technology Index is a broad-based index of publicly-owned US technology stocks, designed to measure the performance of the technology sector. Investors cannot invest directly in an average or an index.
ø	The Goldman Sachs Technology Index is available from August 31, 1996. To enable a comparison of the Goldman Sachs
Technology Index to the Fund, the initial hypothetical investment of the Goldman Sachs Technology Index was set equal to
$9,481, the value of the Fund’s Class A shares without sales charge.
†	The CDSC is 5% for periods of one year or less and 2% for the five-year period.
††	The CDSC is 1% for periods up to 18 months.
†††	From April 25, 1996.
‡	Return from inception for Class B shares reflects automatic conversion to Class A shares approximately eight years after inception date.

Securities That Had the Greatest Impact
on Net Asset Value (NAV)

For the Year Ended December 31, 2005
Top Contributors		Top Detractors

	Impact		Impact
Security	on NAV	Security	on NAV

MEMC Electronic Materials	$0.84	Symantec	$(0.36)

Advanced Micro Devices	0.60	Avocent	(0.19)

Corning	0.16	Kinetic Concepts	(0.16)

Take-Two Interactive Software	0.14	Mercury Interactive	(0.15)

Infosys Technologies	0.10	Boston Scientific	(0.13)

BMC Software	0.10	eBay	(0.12)

Satyam Computer Services	0.09	Magma Design Automation	(0.11)

Monolithic Power Systems	0.09	Gateway Learning	(0.09)

Seagate Technology	0.09	Brocade Communications Systems	(0.09)

Integrated Device Technology	0.09	CA	(0.09)

Total	$2.30	Total	$(1.49)

Portfolio Overview

Diversification of Net Assets

				Percent of Net Assets
				December 31,

	Issues	Cost	Value	2005	2004	*

Common Stocks:

Application Software	6	$472,605,857	$391,794,785	11.4	6.6

Biotechnology	1	18,978,786	19,803,922	0.6	2.1

Communications Equipment	7	236,861,218	254,944,147	7.4	9.1

Computers and Peripherals	11	362,761,244	386,765,705	11.2	6.1

Consumer Software	1	35,307,758	35,782,500	1.0	3.9

Data Processing and Outsourced Services	—	—	—	—	1.3

Diversified Telecommunication Services	2	23,314,651	22,560,735	0.6	0.8

Electronic Equipment and Instruments	5	104,903,229	126,988,897	3.7	3.4

Health Care Equipment and Supplies	4	166,363,531	152,374,220	4.4	7.8

Health Care Providers and Services	—	—	—	—	3.4

Internet and Catalog Retail	3	63,367,894	64,331,491	1.9	2.9

Internet Software and Services	7	493,092,464	447,612,983	13.0	4.1

IT Services	5	225,453,646	226,273,311	6.6	6.6

Leisure Equipment and Products	—	—	—	—	0.7

Media	1	39,440,546	31,092,000	0.9	1.1

Semiconductors and
Semiconductor Equipment	15	546,315,815	620,561,513	18.0	13.8

Systems Software	4	291,529,083	290,163,684	8.4	16.9

Technical Software	2	281,262,257	256,682,700	7.4	3.7

Wireless Telecommunication Services	1	30,384,580	28,842,592	0.8	—

Total Common Stocks	75	3,391,942,559	3,356,575,185	97.3	94.3

Venture Capital Investments	41	36,317,278	8,368,266	0.3	0.3

Short-Term Holding and
Other Assets Less Liabilities	1	84,850,094	84,850,094	2.4	5.4

Net Assets	117	$3,513,109,931	$3,449,793,545	100.0	100.0

* Restated to conform to the currrent period’s classifications.

Largest Industries
December 31, 2005

Portfolio Overview

Largest Portfolio Changes
During Past Six Months

Largest Purchases	Largest Sales

Mercury Interactive*	Advanced Micro Devices**

McAfee	BMC Software**

Seagate Technology	MEMC Electronic Materials

Maxim Integrated Products*	Take-Two Interactive Software**

Integrated Device Technology	Cytyc**

ASML Holding (NY Shares)*	Yahoo!**

Altera	Laboratory Corporation of America Holdings**

Cognos*	Infosys Technologies

Kinetic Concepts	Motorola**

Sun Microsystems*	Cisco Systems

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

Largest Portfolio Holdings†
December 31, 2005

Security	Value	Percent of Net Assets

Microsoft	$206,308,500	6.0

MEMC Electronic Materials	177,360,000	5.1

Synopsys	172,157,700	5.0

Symantec	170,681,627	4.9

Amdocs	156,750,000	4.5

CA	142,846,905	4.1

McAfee	125,340,600	3.6

Seagate Technology	113,747,098	3.3

Oracle	103,742,500	3.0

Mercury Interactive	93,808,125	2.7

There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

† Excludes short-term holdings.

Understanding and Comparing Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees, and other fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of July 1, 2005 and held for the entire six-month period ended December 31, 2005.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratios of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

				Actual	Hypothetical

	Beginning		Ending		Ending
	Account	Annualized	Account	Expenses Paid	Account	Expenses Paid
	Value	Expense	Value	During Period**	Value	During Period**
	7/1/05	Ratio*	12/31/05	7/1/05 to 12/31/05	12/31/05	7/1/05 to 12/31/05

Class A	$1,000.00	1.51%	$1,116.60	$8.06	$1,017.59	$7.68

Class B	1,000.00	2.26%	1,111.60	12.03	1,013.81	11.47

Class C	1,000.00	2.26%	1,112.00	12.03	1,013.81	11.47

Class D	1,000.00	2.26%	1,111.60	12.03	1,013.81	11.47

Class I	1,000.00	1.02%	1,119.00	5.45	1,020.06	5.19

Class R	1,000.00	1.76%	1,115.30	9.38	1,016.33	8.94

*	Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectus for a description of each share class and its fees, expenses and sales charges. The Manager has agreed to waive a portion of its management fee equal to 0.05% per annum of the Fund’s average net assets. Absent such waiver, the expense ratios and expenses paid for the period would have been higher.

**	Expenses are equal to the annualized expense ratio based on actual expenses for the period July 1, 2005 to December 31, 2005, multiplied by the average account value over the period, multiplied by 184/366 (number of days in the period).

Portfolio of Investments
December 31, 2005

	Shares	Value
Common Stocks 97.3%

Application Software 11.4%

Cogent*	750,000	$16,980,000

Cognos*	1,300,000	45,110,000

Mercury Interactive*	3,375,000	93,808,125

Microsoft	7,900,000	206,308,500

Quest Software*	2,000,000	29,120,000

Vocus*	44,800	468,160

		391,794,785

Biotechnology 0.6%

Invitrogen*	297,200	19,803,922

Communications Equipment 7.4%

Cisco Systems*	2,900,000	49,546,500

Corning*	2,150,000	42,269,000

NICE Systems (ADR)*	257,800	12,398,891

Nokia (ADR)	2,175,000	39,802,500

Plantronics	332,900	9,421,070

QUALCOMM	1,750,000	75,258,750

TomTom*	764,300	26,247,436

		254,944,147

Computers and Peripherals 11.2%

Apple Computer*	250,000	17,932,500

Avid Technology*	494,600	27,069,458

Catcher Technology	1,107,000	8,937,211

Electronics for Imaging*	750,000	19,912,500

EMC*	6,350,000	86,487,000

High Tech Computer	310,000	5,817,694

International Business Machines	500,000	41,100,000

Komag	600,000	20,793,000

Mitac International	6,551,000	9,639,694

Seagate Technology*	5,690,200	113,747,098

Sun Microsystems*	8,502,900	35,329,550

		386,765,705

Consumer Software 1.0%

THQ*	1,500,000	35,782,500

Diversified Telecommunication Services 0.6%

BellSouth	650,000	17,615,000

Consolidated Communications Holdings	381,910	4,945,735

		22,560,735

See footnotes on page 13.

Portfolio of Investments
December 31, 2005

	Shares	Value
Electronic Equipment and Instruments 3.7%

Amphenol (Class A)	650,000	$28,769,000

Murata Manufacturing	295,800	18,970,546

Orbotech*Ø	2,350,000	56,364,750

Symbol Technologies	64,614	828,351

Xyratex*	1,250,000	22,056,250

		126,988,897

Health Care Equipment and Supplies 4.4%

Beckman Coulter	363,900	20,705,910

Fisher Scientific International*	833,500	51,560,310

Kinetic Concepts*	1,600,000	63,616,000

PerkinElmer	700,000	16,492,000

		152,374,220

Internet and Catalog Retail 1.9%

Expedia*	800,000	19,164,000

IAC/InterActive	900,000	25,474,500

Netflix*	729,100	19,692,991

		64,331,491

Internet Software and Services 13.0%

DealerTrak Holdings*	884,700	18,596,394

Digital River*Ø	1,832,000	54,309,640

Google (Class A)*	118,000	48,958,790

McAfee*	4,620,000	125,340,600

Openwave Systems	872,400	15,205,932

Sina*	600,000	14,520,000

Symantec*	9,750,450	170,681,627

		447,612,983

IT Services 6.6%

Amdocs*	5,700,000	156,750,000

First Data	425,000	18,279,250

Infosys Technologies	341,789	22,747,957

Ness Technologies	557,500	5,990,337

Satyam Computer Services	1,366,747	22,505,767

		226,273,311

Media 0.9%

Comcast (Class A)*	1,200,000	31,092,000

See footnotes on page 13.

Portfolio of Investments
December 31, 2005
	Shares or
	Principal
	Amount		Value
Semiconductors and Semiconductor Equipment 18.0%

Altera*	3,229,300	shs.	$59,855,075

Applied Micro Circuits*	8,000,000		20,520,000

ASML Holding (NY shares)*	2,802,500		56,204,136

Cymer*	375,000		13,310,625

Cypress Semiconductor*	625,000		8,906,250

Integrated Device Technology*	6,177,700		81,391,197

Lam Research*	500,000		17,842,500

Linear Technology	469,000		16,893,380

Maxim Integrated Products	1,400,000		50,708,000

MEMC Electronic Materials*Ø	8,000,000		177,360,000

Monolithic Power Systems*Ø	1,750,000		26,127,500

Samsung Electronics	45,170		29,428,600

Silicon Laboratories*	800,000		29,324,000

Taiwan Semiconductor Manufacturing (ADR)	1,800,000		17,838,000

Tessera Technologies*	575,000		14,852,250

			620,561,513

Systems Software 8.4%

CA	5,067,290		142,846,905

Check Point Software Technologies*	1,288,900		25,861,779

Oracle*	8,500,000		103,742,500

Red Hat*	650,000		17,712,500

			290,163,684

Technical Software 7.4%

Cadence Design Systems*	5,000,000		84,525,000

Synopsys*Ø	8,580,000		172,157,700

			256,682,700

Wireless Telecommunication Services 0.8%

Sprint Nextel	1,234,700		28,842,592

Total Common Stocks (Cost $3,391,942,559)			3,356,575,185

Venture Capital Investments† (Cost $36,317,278) 0.3%			8,368,266

Fixed Time Deposits 1.6%

ABN AMRO Bank, Grand Cayman 4%, 1/3/06 (Cost $56,097,000)	$56,097,000		56,097,000

Total Investments (Cost $3,484,356,837) 99.2%			3,421,040,451

Other Assets Less Liabilities 0.8%			28,753,094

Net Assets 100.0%			$3,449,793,545

* Non-income producing security.
† Restricted and non-income producing securities (Note 9).
ø	Affiliated issuers (Fund’s holdings representing 5% or more of the outstanding voting securities).
ADR—American Depositary Receipts.
See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2005

Assets:

Investments, at value:

Common stocks* (cost $3,391,942,559)	$3,356,575,185

Venture capital investments (cost $36,317,278)	8,368,266

Fixed time deposits (cost $56,097,000)	56,097,000

Total investments (cost $3,484,356,837)	3,421,040,451

Restricted cash	4,000

Cash denominated in foreign currencies**	40,249,543

Receivable for securities sold	42,627,284

Receivable for Capital Stock sold	3,561,779

Expenses prepaid to shareholder service agent	594,641

Receivable for dividends and interest	219,060

Other	779,796

Total Assets	3,509,076,554

Liabilities:

Bank overdraft	208,758

Payable for securities purchased	40,273,954

Payable for Capital Stock repurchased	13,945,955

Management fee payable	2,520,939

Distribution and service fees payable	1,505,127

Unrealized depreciation on forward currency contracts	207

Accrued expenses and other	828,069

Total Liabilities	59,283,009

Net Assets	$3,449,793,545

Composition of Net Assets:

Capital Stock, at par ($0.10 par value; 1,000,000,000 shares authorized;
133,262,223 shares outstanding):

Class A	$ 8,289,513

Class B	2,059,416

Class C	754,900

Class D	2,135,902

Class I	65,292

Class R	21,199

Additional paid-in capital	4,738,781,486

Accumulated net investment loss	(77,041)

Accumulated net realized loss	(1,239,385,367)

Net unrealized depreciation of investments and foreign currency transactions	(62,851,755)

Net Assets	$ 3,449,793,545

(Continued on page 15.)
See footnotes on page 15.

Statement of Assets and Liabilities
December 31, 2005

Net Asset Value Per Share:

Class A	($2,262,055,433 ÷ 82,895,131 shares)	$27.29

Class B	($484,252,205 ÷ 20,594,166 shares)	$23.51

Class C	($177,553,762 ÷ 7,549,001 shares)	$23.52

Class D	($502,016,518 ÷ 21,359,019 shares)	$23.50

Class I	($18,173,642 ÷ 652,917 shares)	$27.83

Class R	($5,741,985 ÷ 211,989 shares)	$27.09

*	Includes affiliated issuers (issuers in which the Fund’s holdings represent 5% or more of the outstanding voting securities) with a cost of $447,513,038 and a value of $486,319,590.
**	The cost of cash denominated in foreign currencies is $39,801,824.
See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2005

Investment Income:

Dividends (net of foreign taxes withheld of $114,525)	$7,686,978

Interest	5,086,610

Total Investment Income	12,773,588

Expenses:

Management fee	31,115,104

Distribution and service fees	18,260,261

Shareholder account services	11,497,815

Custody and related services	2,237,935

Shareholder reports and communications	418,539

Registration	348,619

Auditing and legal fees	125,865

Directors’ fees and expenses	103,759

Miscellaneous	303,430

Total Expenses Before Fee Waiver	64,411,327

Fee Waiver	(1,742,065)

Total Expenses After Fee Waiver	62,669,262

Net Investment Loss	(49,895,674)

Net Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions:

Net realized gain on investments and foreign currency transactions*	459,793,336

Net change in unrealized appreciation of investments and foreign currency transactions	(198,002,566)

Net Gain on Investments	261,790,770

Increase in Net Assets from Operations	$211,895,096

* Includes net realized gains from affiliated issuers of $132,384,733.
See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended December 31,

	2005	2004

Operations:

Net investment loss	$(49,895,674)	$(38,122,982)

Net realized gain on investments and foreign
currency transactions	459,793,336	644,157,849

Net realized loss on options written	—	(78,794)

Payment received from the Manager (Note 11)	—	630,399

Net change in unrealized appreciation of investments and
foreign currency transactions	(198,002,566)	(237,020,283)

Increase in Net Assets from Operations	211,895,096	369,566,189

Capital Share Transactions:

Net proceeds from sales of shares	215,659,429	237,684,224

Exchanged from associated funds	20,018,385	35,868,223

Total	235,677,814	273,552,447

Cost of shares repurchased	(876,101,287)	(835,216,724)

Exchanged into associated funds	(47,151,239)	(56,056,677)

Total	(923,252,526)	(891,273,401)

Decrease in Net Assets from Capital Share Transactions	(687,574,712)	(617,720,954)

Decrease in Net Assets	(475,679,616)	(248,154,765)

Net Assets:

Beginning of year	3,925,473,161	4,173,627,926

End of year (net of accumulated net investment
loss of $77,041 and $85,084, respectively)	$3,449,793,545	$3,925,473,161

See Notes to Financial Statements.

Notes to Financial Statements

1.	Multiple Classes of Shares — Seligman Communications and Information Fund, Inc. (the “Fund”) offers the following six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Eligible employee benefit plans which have at least $500,000 invested in the Seligman Group of Mutual Funds or 50 eligible employees may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares during the month that precedes the eighth anniversary of their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman Mutual Fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold primarily with an initial sales charge of up to 1%, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class C shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients and other investors, as described in the Fund’s prospectus. Class I shares are sold without any sales charges and are not subject to distribution and service (12b-1) fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on certain redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

	a.	Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by the Manager based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural

Notes to Financial Statements

disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.	Foreign Currency Transactions — The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

c.	Forward Currency Contracts — The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current or forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract is included in net realized gain or loss from foreign currency transactions.

d.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

e.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

f.	Options — The Fund is authorized to write and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing investments. There were no options written during the year ended December 31, 2005.

g.	Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

Notes to Financial Statements

	h.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2005, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

	i.	Distributions to Shareholders — Dividends and distributions to shareholders are recorded on ex-dividend date.

	j.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Fund’s insurance policies.

3.		Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.90% per annum of the first $3 billion of the Fund’s average daily net assets, 0.85% per annum of the next $3 billion of the Fund’s average daily net assets, and 0.75% per annum of the Fund’s average daily net assets in excess of $6 billion. The management fee reflected in the Statement of Operations represents 0.89% per annum of the Fund’s average daily net assets. The Manager agreed to waive a portion of its management fee equal to 0.05% per annum of the Fund’s average net assets for a two-year period beginning June 1, 2004. For the year ended December 31, 2005, the management fee waived by the Manager amounted to $1,742,065. For additional information, see Note 11 — Other Matters.

Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $143,404 from sales of Class A shares. Commissions of $1,110,746 and $67,818 were paid to dealers from sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2005, fees incurred under the Plan aggregated $5,434,295, or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares, and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D and Class R shares for which the organizations are responsible; and, for Class C, Class D and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related

20

Notes to Financial Statements

Class B shares. Distribution fees retained by the Distributor for the year ended December 31, 2005 amounted to $57,481.

For the year ended December 31, 2005, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, Class D shares, and 0.50% per annum of average daily net assets of Class R shares amounted to $5,885,443, $1,741,903, $5,177,713, and $20,907, respectively.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D and Class R shares. For the year ended December 31, 2005, such charges amounted to $82,572. The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2005, Seligman Services, Inc. received commissions of $26,841 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $614,940, pursuant to the Plan.

Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $11,497,815 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of December 31, 2005, the Fund’s potential obligation under the Guaranties is $1,853,000. As of December 31, 2005, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at December 31, 2005, of $77,041 is included in accrued expenses and other liabilities. The accumulated balance was paid to the participating director in January, 2006. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

Notes to Financial Statements

4.	Committed Line of Credit — The Fund is a participant in a joint $400 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2006, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2005, the Fund did not borrow from the credit facility.

5.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding options and short-term investments, for the year ended December 31, 2005, amounted to $4,591,060,701 and $5,203,437,576, respectively.

6.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At December 31, 2005, the cost of investments for federal income tax purposes was $3,514,321,734. The tax basis cost was greater than the cost for financial reporting purposes primarily due to the tax deferral of losses on wash sales in the amount of $29,964,897.

At December 31, 2005, the tax basis components of accumulated earnings (losses) were as follows:

Gross unrealized appreciation of portfolio securities*	$254,495,366

Gross unrealized depreciation of portfolio securities*	(347,776,649)

Net unrealized depreciation of portfolio securities*	(93,281,283)

Capital loss carryforwards	(1,209,420,470)

Total accumulated losses	$(1,302,701,753)

* Includes the effect of foreign currency transactions.

At December 31, 2005, the Fund had a capital loss carryforward for federal income tax purposes of $1,209,420,470, which is available for offset against future taxable net capital gains, with $60,298,948 expiring in 2009, $932,173,039 expiring in 2010 and $216,948,484 expiring in 2011. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

7.	Forward Exchange Currency Contracts — At December 31, 2005, the Fund had outstanding forward exchange currency contracts to purchase foreign currencies as follows:

	Foreign	In Exchange	Settlement	Value	Unrealized
Contract	Currency	for US$	Date	US$	Depreciation

Bought:

Euros	2,065,119	2,445,720	1/3/06	2,445,513	$(207)

Notes to Financial Statements

8.	Capital Share Transactions — The Fund has authorized 1,000,000,000 shares of $0.10 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

		Year Ended December 31,

	2005		2004

Class A	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	6,315,085	$159,805,244	7,069,180	$165,708,385

Exchanged from associated funds	491,180	12,352,400	793,244	18,798,117

Conversion from Class B*	5,087,784	130,923,322	2,592,454	59,949,752

Total	11,894,049	303,080,966	10,454,878	244,456,254

Cost of shares repurchased	(21,234,070)	(531,760,463)	(21,138,115)	(492,964,053)

Exchanged into associated funds	(1,049,904)	(26,089,496)	(1,128,393)	(26,184,379)

Total	(22,283,974)	(557,849,959)	(22,266,508)	(519,148,432)

Decrease	(10,389,925)	$(254,768,993)	(11,811,630)	$(274,692,178)

Class B	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	552,935	$12,072,771	1,125,758	$22,995,032

Exchanged from associated funds	142,841	3,104,958	310,009	6,445,009

Total	695,776	15,177,729	1,435,767	29,440,041

Cost of shares repurchased	(7,304,204)	(157,780,149)	(8,275,962)	(168,085,925)

Exchanged into associated funds	(500,059)	(10,719,088)	(709,692)	(14,290,017)

Conversion to Class A*	(5,885,265)	(130,923,322)	(2,975,080)	(59,949,752)

Total	(13,689,528)	(299,422,559)	(11,960,734)	(242,325,694)

Decrease	(12,993,752)	$(284,244,830)	(10,524,967)	$(212,885,653)

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	936,589	$20,804,550	1,140,017	$23,489,731

Exchanged from associated funds	57,695	1,299,541	124,954	2,549,881

Total	994,284	22,104,091	1,264,971	26,039,612

Cost of shares repurchased	(2,255,426)	(48,753,408)	(2,228,445)	(45,159,650)

Exchanged into associated funds	(117,074)	(2,483,794)	(177,216)	(3,574,720)

Total	(2,372,500)	(51,237,202)	(2,405,661)	(48,734,370)

Decrease	(1,378,216)	$(29,133,111)	(1,140,690)	$(22,694,758)

Class D	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	749,683	$16,409,347	907,169	$18,603,978

Exchanged from associated funds	151,399	3,255,192	401,145	8,022,006

Total	901,082	19,664,539	1,308,314	26,625,984

Cost of shares repurchased	(6,069,733)	(131,594,937)	(6,202,654)	(125,978,092)

Exchanged into associated funds	(365,690)	(7,858,861)	(591,338)	(12,007,561)

Total	(6,435,423)	(139,453,798)	(6,793,992)	(137,985,653)

Decrease	(5,534,341)	$(119,789,259)	(5,485,678)	$(111,359,669)

Class I	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	112,246	$2,874,464	155,629	$3,645,198

Cost of shares repurchased	(192,980)	(5,006,150)	(100,772)	(2,413,248)

Increase (decrease)	(80,734)	$(2,131,686)	54,857	$1,231,950

See footnotes on page 24.

Notes to Financial Statements

	Year Ended December 31,

	2005		2004

Class R	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	146,529	$3,693,053	135,731	$3,241,900

Exchanged from associated funds	263	6,294	2,168	53,210

Total	146,792	3,699,347	137,899	3,295,110

Cost of shares repurchased	(47,404)	(1,206,180)	(26,875)	(615,756)

Increase	99,388	$2,493,167	111,024	$2,679,354

* Automatic conversion of Class B shares to Class A shares approximately eight years after the initial purchase date.

9.	Restricted Securities — At December 31, 2005, the Fund owned investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has agreed to further restrictions on the disposition of its shares as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund. The acquisition dates of these investments, along with their cost and values at December 31, 2005, are as follows:

	Acquisition	Shares or
Investments	Date(s)	Warrants		Cost	Value

Venture Capital Investments:

Convertible Preferred Stocks and Warrants:

Conventor Series F	5/25/01	10,799	shs.	$12,420	$1,620

ePolicy Series B	5/2/00	562,114		2,000,002	342,890

FlashPoint Technology Series E	9/10/99	246,914		1,000,844	—

Geographic Network Affiliates International Series A	12/29/99	20,000		2,002,218	—

Geographic Network Affiliates International Series B	12/5/01	100,000		—	—

Global Commerce Systems Series A	4/6/00	952		16,360	—

Global Commerce Systems Series D	4/6/00	613,720		2,986,283	—

GMP Companies Series A	9/15/99	200,000		1,002,743	968,000

GMP Companies Series B	4/3/00	111,111		1,999,998	575,555

GMP Companies Series C	6/3/02	15,969		542,946	89,426

GoSolutions Series A ($0.01 per warrant
for 3.9434 shares of GoSolutions
Series A Preferred Stock)	5/24/01	118,302	wts.	30,000	40,223

iBiquity Digital Series A	1/19/00	107,875	shs.	1,001,189	454,154

iBiquity Digital Series C	4/24/02	128,532		394,594	394,593

Index Stock Imagery Series A	3/20/00 to 4/16/04	418,676		1,222,885	196,778

LifeMasters Supported SelfCare Series E	1/31/00	129,194		1,033,556	934,076

LifeMasters Supported SelfCare Series F	11/12/02	4,528		50,004	34,458

NeoPlanet Series B	2/18/00	425,412		2,000,001	—

Nextest Systems Series B	11/27/01	1,026,718		2,570,481	3,152,024

NSI Software Series B	4/14/00 to 11/13/02	253,333		2,144,314	597,866

Notes to Financial Statements

			Shares,
			Warrants or
		Acquisition	Principal
	Investments	Date(s)	Amount		Cost	Value

	Venture Capital Investments: (continued)

	Convertible Preferred Stocks and Warrants: (continued)

	OurHouse Series D	2/11/00	333,334	shs.	$2,000,004	$667

	Petroleum Place Series C	3/7/00	16,915		1,000,015	243,576

	SensAble Technologies Series C	4/5/00	301,205		1,000,001	—

	Techies.com Series C	1/27/00	235,294		1,999,999	—

	Total Convertible Preferred Stocks and Warrants:				28,010,857	8,025,906

	Common Stocks:

	Access Data Class A	3/29/00	606,061		1,000,001	218,182

	Coventor	3/8/00 to 5/25/01	942,320		1,083,580	—

	Entegrity Solutions	2/16/00 to 4/25/02	18,802		1,011,147	—

	etang.com	1/6/00	22,613		—	1,357

	GoSolutions	4/3/00 to 3/19/01	174,694		2,087,394	31,445

	NSI Software	4/14/00	11,844		45,685	5,922

	Qpass	5/02/00 to 5/11/01	38,279		2,160,000	21,053

	SensAble Technologies	10/1/04	1,582,292		—	—

	Velocity Express	10/11/05	2,720		—	4,844

	Workstream	3/23/00	2,601		322,765	2,132

	Total Common Stocks				7,710,572	284,935

	Convertible Promissory Notes and Warrants:

	Geographic Network Affiliates International
	9%, payable on demand	12/5/01 to 3/12/02	$320,000		320,173	—

	Geographic Network Affiliates International:
	$10 exercise price expiring 12/5/08	12/15/01	8,000	wts.	—	—

	$10 exercise price expiring 1/11/09	1/11/02	8,000		—	—

	$10 exercise price expiring 2/4/09	2/4/02	8,000		—	—

	$10 exercise price expiring 3/12/09	3/12/02	8,000		—	—

	Techies.com 9%, payable on demand	6/7/00	$244,296		244,296	—

	SensAble Technologies 8% 12/29/06*	12/30/03	31,380		31,380	57,425

	Total Convertible Promissory Notes and Warrants				595,849	57,425

	Total Venture Capital Investments				$36,317,278	$8,368,266

	* Warrants attached.
10.	Affiliated Issuers —As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the year ended December 31, 2005, is as follows:

Notes to Financial Statements

		Gross	Gross		Realized
	Beginning	Purchases	Sales and	Ending	Gain	Ending
Affiliate	Shares	and Additions	Reductions	Shares	(Loss)	Value

BMC Software	11,000,000	—	11,000,000	—	$20,828,615	$—

Digital River	1,000,000	2,957,000	2,125,000	1,832,000	1,247,371	54,309,640

Magma Design
Automation	2,000,000	600,000	2,600,000	—	(32,301,413)	—

Mattson Technology	1,500,000	250,000	1,750,000	—	(3,320,826)	—

MEMC Electronic
Materials	16,500,000	5,150,000	13,650,000	8,000,000	135,143,110	177,360,000

Monolithic Power
Systems	195,100	1,554,900	—	1,750,000	—	26,127,500

NETGEAR	2,000,000	350,000	2,350,000	—	1,949,847	—

Orbotech	2,350,000	—	—	2,350,000	—	56,364,750

Photon Dynamics	1,500,000	—	1,500,000	—	(14,439,448)	—

Synopsys	7,500,000	2,065,000	985,000	8,580,000	(4,901,962)	172,157,700

Take-Two Interactive
Software	4,400,000	3,028,700	7,428,700	—	28,179,439	—

Total					$132,384,733	$486,319,590

There was no dividend income earned from these investments for the year ended December 31, 2005.

11.	Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman mutual funds. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman mutual funds. All three had already been terminated prior to the end of September 2002

The results of the Manager’s internal review were presented to the Independent Directors of all Seligman registered investment companies (the “Seligman Funds”). In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager, in May 2004, made payments to three mutual funds and agreed to waive a portion of its management fee equal to 0.05% per annum of Seligman Communications and Information Fund’s average daily net assets for a two-year period beginning June 1, 2004.

Since February 2004, the Manager has been in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and the Distributor (together, “Seligman”).

26

Notes to Financial Statements

Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas seek various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager has objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intends to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading. Seligman believes any such action would be without merit.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any penalties or restitution will be paid by Seligman and not by the Seligman Funds.

Seligman does not believe that the foregoing possible actions or any threatened legal actions should have a material adverse impact on the Manager, the Distributor or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

The Manager also in late 2003 reviewed its practice of placing some of the Seligman Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman mutual funds. At the time such orders were placed, this practice was permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions.

The results of this internal review also were presented to the Independent Directors. In order to resolve matters with the Independent Directors with regard to portfolio brokerage commissions, in May 2004, the Manager made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares, including $630,399 paid to Seligman Communications and Information Fund. This amount has been reported as Payments received from the Manager in the Statement of Changes in Net Assets for the year ended December 31, 2004.

The Manager also responded fully to information requests from the SEC and the NASD relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested. In January 2006, the SEC notified Seligman of the completion of its examination in regards to revenue sharing and brokerage commissions, and no further liability is expected to result from this matter.

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any sales charges or taxes and are not annualized for periods of less than one year.

CLASS A

		Year Ended December 31,

	2005	2004	2003	2002	2001

Per Share Data:

Net Asset Value, Beginning of Year	$25.42	$22.99	$16.16	$25.56	$25.30

Income (Loss) from Investment Operations:

Net investment loss	(0.29)	(0.15)	(0.25)	(0.27)	(0.28)

Net realized and unrealized gain (loss)
on investments and foreign currency
transactions	2.16	2.58	7.08	(9.13)	1.10

Total from Investment Operations	1.87	2.43	6.83	(9.40)	0.82

Less Distributions:

Distributions from net realized capital gain	—	—	—	—	(0.56)

Net Asset Value, End of Year	$27.29	$25.42	$22.99	$16.16	$25.56

Total Return	7.36%	10.57%#	42.26%	(36.78)%	3.58%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$2,262,055	$2,371,647	$2,416,538	$1,875,512	$3,582,757

Ratio of expenses to average net assets	1.53%	1.51%	1.57%	1.59%	1.44%

Ratio of net investment loss to average net assets	(1.16)%	(0.66)%	(1.33)%	(1.39)%	(1.11)%

Portfolio turnover rate	136.12%	127.49%	105.97%	89.61%	122.83%

Without expense reimbursement:**

Ratio of expenses to average net assets	1.58%	1.54%

Ratio of net investment loss to average net assets	(1.21)%	(0.69)%

See footnotes on page 33.

Financial Highlights

CLASS B

		Year Ended December 31,

	2005	2004	2003	2002	2001

Per Share Data:

Net Asset Value, Beginning of Year	$22.08	$20.12	$14.25	$22.71	$22.72

Income (Loss) from Investment Operations:

Net investment loss	(0.42)	(0.29)	(0.35)	(0.37)	(0.43)

Net realized and unrealized gain (loss)
on investments and foreign currency
transactions	1.85	2.25	6.22	(8.09)	0.98

Total from Investment Operations	1.43	1.96	5.87	(8.46)	0.55

Less Distributions:

Distributions from net realized capital gain	—	—	—	—	(0.56)

Net Asset Value, End of Year	$23.51	$22.08	$20.12	$14.25	$22.71

Total Return	6.48%	9.74%#	41.19%	(37.25)%	2.79%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$484,252	$741,563	$887,662	$719,591	$1,414,602

Ratio of expenses to average net assets	2.28%	2.26%	2.32%	2.34%	2.19%

Ratio of net investment loss
to average net assets	(1.91)%	(1.41)%	(2.08)%	(2.14)%	(1.86)%

Portfolio turnover rate	136.12%	127.49%	105.97%	89.61%	122.83%

Without expense reimbursement:**

Ratio of expenses to average net assets	2.33%	2.29%

Ratio of net investment loss to average net assets	(1.96)%	(1.44)%

See footnotes on page 33.

Financial Highlights

CLASS C

		Year Ended December 31,

	2005	2004	2003	2002	2001

Per Share Data:

Net Asset Value, Beginning of Year	$22.08	$20.12	$14.25	$22.70	$22.71

Income (Loss) from Investment Operations:

Net investment loss	(0.42)	(0.29)	(0.35)	(0.37)	(0.43)

Net realized and unrealized gain (loss)
on investments and foreign currency
transactions	1.86	2.25	6.22	(8.08)	0.98

Total from Investment Operations	1.44	1.96	5.87	(8.45)	0.55

Less Distributions:

Distributions from net realized capital gain	—	—	—	—	(0.56)

Net Asset Value, End of Year	$23.52	$22.08	$20.12	$14.25	$22.70

Total Return	6.52%	9.74%#	41.19%	(37.22)%	2.79%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$177,554	$197,103	$202,568	$154,859	$279,024

Ratio of expenses to average net assets	2.28%	2.26%	2.32%	2.34%	2.19%

Ratio of net investment loss to average net assets	(1.91)%	(1.41)%	(2.08)%	(2.14)%	(1.86)%

Portfolio turnover rate	136.12%	127.49%	105.97%	89.61%	122.83%

Without expense reimbursement:**

Ratio of expenses to average net assets	2.33%	2.29%

Ratio of net investment loss to average net assets	(1.96)%	(1.44)%

See footnotes on page 33.

Financial Highlights

CLASS D

		Year Ended December 31,

	2005	2004	2003	2002	2001

Per Share Data:

Net Asset Value, Beginning of Year	$22.06	$20.11	$14.24	$22.69	$22.70

Income (Loss) from Investment Operations:

Net investment loss	(0.42)	(0.29)	(0.35)	(0.37)	(0.43)

Net realized and unrealized gain (loss)
on investments and foreign currency
transactions	1.86	2.24	6.22	(8.08)	0.98

Total from Investment Operations	1.44	1.95	5.87	(8.45)	0.55

Less Distributions:

Distributions from net realized capital gain	—	—	—	—	(0.56)

Net Asset Value, End of year	$23.50	$22.06	$20.11	$14.24	$22.69

Total Return	6.53%	9.70%#	41.22%	(37.24)%	2.79%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$502,017	$593,381	$651,057	$527,412	$1,045,924

Ratio of expenses to average net assets	2.28%	2.26%	2.32%	2.34%	2.19%

Ratio of net investment loss to average net assets	(1.91)%	(1.41)%	(2.08)%	(2.14)%	(1.86)%

Portfolio turnover rate	136.12%	127.49%	105.97%	89.61%	122.83%

Without expense reimbursement:**

Ratio of expenses to average net assets	2.33%	2.29%

Ratio of net investment loss to average net assets	(1.96)%	(1.44)%

See footnotes on page 33.

Financial Highlights

CLASS I

	Year Ended December 31,				11/30/01*
					to
	2005	2004	2003	2002	12/31/01

Per Share Data:

Net Asset Value, Beginning of Period	$25.81	$23.23	$16.23	$25.56	$24.42

Income (Loss) from
Investment Operations:

Net investment loss	(0.17)	(0.04)	(0.16)	(0.17)	(0.01)

Net realized and unrealized gain (loss)
on investments and foreign currency
transactions	2.19	2.62	7.16	(9.16)	1.15

Total from Investment Operations	2.02	2.58	7.00	(9.33)	1.14

Net Asset Value, End of Period	$27.83	$25.81	$23.23	$16.23	$25.56

Total Return	7.83%	11.11%#	43.13%	(36.50)%	4.67%

Ratios/Supplemental Data:

Net assets, end of period
(000s omitted)	$18,174	$18,932	$15,767	$9,798	$106

Ratio of expenses to
average net assets	1.03%	1.02%	1.05%	1.11%	0.93	%†

Ratio of net investment loss
to average net assets	(0.66)%	(0.17)%	(0.82)%	(0.91)%	(0.67	)%†

Portfolio turnover rate	136.12%	127.49%	105.97%	89.61%	122.83	%ø

Without expense reimbursement:**

Ratio of expenses to average net assets	1.08%	1.05%	—	1.12%	1.50	%†

Ratio of net investment loss to
average net assets	(0.71)%	(0.20)%	—	(0.92)%	(1.25	)%†

See footnotes on page 33.

Financial Highlights

CLASS R

	Year Ended
	December 31,		4/30/03*
			to
	2005	2004	12/31/03

Per Share Data:

Net Asset Value, Beginning of Period	$25.29	$22.89	$17.30

Income (Loss) from Investment Operations:

Net investment loss	(0.36)	(0.21)	(0.21)

Net realized and unrealized gain on investments
and foreign currency transactions	2.16	2.61	5.80

Total from Investment Operations	1.80	2.40	5.59

Net Asset Value, End of Period	$27.09	$25.29	$22.89

Total Return	7.12%	10.48%#	32.31%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$5,742	$2,847	$36

Ratio of expenses to average net assets	1.78%	1.76%	1.79	%†

Ratio of net investment loss to average net assets	(1.41)%	(0.91)%	(1.56	)%†

Portfolio turnover rate	136.12%	127.49%	105.97	%øø

Without expense reimbursement:**

Ratio of expenses to average net assets	1.83%	1.79%	—

Ratio of net investment loss to average net assets	(1.46)%	(0.94)%	—

*	Commencement of offering of shares.
**	The Manager agreed to waive a portion of its management fee (Notes 3 and 11) beginning June 1, 2004 and, at its discretion, reimbursed certain expenses of Class I shares in 2001 and 2002.
†	Annualized.
ø	For the year ended December 31, 2001.
øø	For the year ended December 31, 2003.
#	Excluding the effect of the payments received from the Manager (Note 11), total return would have been as follows:
Class A 10.55%; Class B 9.72%; Class C 9.72%; Class D 9.68%; Class I 11.09%; and Class R 10.46%.
See Notes to Financial Statements.

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Shareholders,

Seligman Communications and Information Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Communications and Information Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor are we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Communications and Information Fund, Inc. as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP New York, New York February 22, 2006

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

The directors of the Fund unanimously approved the continuance of the Management Agreement between the Fund and the Manager at a meeting held on November 17, 2005.

In preparation for the meeting, experienced counsel who are independent of the Manager had discussed with the Manager the continuance and nature of materials to be provided to the directors, the directors had requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. (“Lipper”). Prior to voting, the directors reviewed the proposed continuance of the Management Agreement with the Manager and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The independent directors also discussed the proposed continuance in a private session with counsel at which no representatives of the Manager were present.

In reaching their determinations with respect to the continuance of the Management Agreement, the directors considered their knowledge of the nature and quality of the services provided by the Manager to the Fund gained from their experience as directors/and or trustees of the Seligman Group of Funds, their overall confidence in the Manager’s integrity and competence they have gained from that experience, the Manager’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds. The directors noted that the Board has six regular meetings each year, at each of which they receive presentations from the Manager on the investment results of the Fund and review extensive materials and information presented by the Manager.

The directors also considered all other factors they believed relevant, including the following:

1.	information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

2.	the nature, extent and quality of investment and administrative services rendered by the Manager;

3.	payments received by the Manager from all sources in respect of the Fund and all investment companies in the Seligman Group of Funds;

4.	the costs borne by, and profitability of, the Manager and its affiliates in providing services to the Fund and to all investment companies in the Seligman Group of Funds;

5.	comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6.	the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

7.	the Manager’s practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Manager benefits from soft dollar arrangements;

8.	information about “revenue sharing” arrangements that the Manager enters into in respect of the Fund;

9.	portfolio turnover rates of the Fund compared to other investment companies with similar investment objectives;

10.	fall-out benefits which the Manager and its affiliates receive from their relationship to the Fund;

11.	information about fees charged by the Manager to other clients with similar investment objectives;

12.	the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Manager; and

13.	the terms of the Management Agreement.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Manager, as provided in the Management Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

The material factors and conclusions that formed the basis for the directors’ reaching their determination to approve the continuance of the Management Agreement (including their determinations that the Manager should continue to be the investment adviser for the Fund, and that the fees payable to the Manager pursuant to the Management Agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by the Manager

The directors noted that, under the Management Agreement, the Manager, subject to the control of the directors, administers the Fund’s business and other affairs. The Manager manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund’s investment objective and policies. The Manager also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund’s operations. The Manager pays all of the compensation of directors of the Fund who are employees or consultants of the Manager and of the officers and employees of the Fund, including the Funds’ chief compliance officer. The Manager also provides senior management for Seligman Data Corp. (“SDC”), a company owned by the Fund and certain of the other investment companies in

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

the Seligman Group of Funds that provides shareholder services to the Fund and other investment companies in the Seligman Group of Funds at cost.

The directors considered the scope and quality of services provided by the Manager under the Management Agreement and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Manager is responsible for maintaining and monitoring its own and the Fund’s compliance programs, and these compliance programs have recently been refined and enhanced in light of recently adopted regulatory requirements. The directors considered the quality of the investment research capabilities of the Manager and the other resources they have dedicated to performing services for the Fund. At prior meetings the directors had also considered the Manager’s practices with respect to the selection of brokers and dealers to effect portfolio transactions, including their duty to seek best execution, and information about the levels of commissions paid by the Fund. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement.

On an ongoing basis, the Manager reports to the directors on the status of various matters relating to market timing activity affecting certain funds in the Seligman Group of Funds. In connection with the continuance review, the Manager and its counsel and the directors’ special counsel also addressed, among other matters: the action brought by the Manager and its president against the Attorney General of the State of New York seeking an order enjoining the Attorney General from, among other things, investigating the fees paid by the funds in the Seligman Group of Funds to the Manager; the ex parte application filed by the Attorney General to seek further discovery and appoint a special referee to supervise the Attorney General’s investigation relating to market timing; and the indication by the Staff of the New York Office of the Securities and Exchange Commission (“SEC”) that it was considering recommending that the SEC institute a formal action against the Manager and Seligman Advisors Inc. relating to market timing. After a detailed presentation by the Manager and further discussion with the Manager, the Manager’s counsel, the directors’ special counsel and other experienced counsel independent of the Manager, the independent directors concluded that they retained confidence in the integrity of the Manager and its ability to provide management services to the Fund.

Costs of Services Provided and Profitability to the Manager

At the request of the directors, the Manager provided information concerning profitability of the Manager’s investment advisory and investment company activities and its financial condition based on historical information for 2004 and 2005 (through September 30) and estimates for full-year 2005. The information considered by the directors included operating profit margin information for the Manager’s investment company business alone (i.e., excluding results of its other businesses) and on a consolidated basis. The directors also reviewed the Manager’s profitability data and estimated profitability data for the Fund. The directors reviewed with the Manager’s chief financial officer the

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

assumptions and methods of allocation used by the Manager in preparing the profitability data. The Manager stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Manager where each of the advisory products draws on, and benefits from, the research and other resources of the organization.

The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Manager’s expenses, as well as the “revenue sharing” arrangements the Manager has entered into with certain entities that distribute shares of the Seligman Group of Funds. The directors focused on profitability of the Manager’s relationships with the Fund before taxes and distribution expenses. The directors recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Manager benefits from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute the Seligman Group of Funds’ purchases and sales of securities. The Manager assured the directors that it was closely monitoring the SEC’s recently issued proposed interpretive guidance on the use of soft dollars by investment advisers and that it would modify its current arrangements as necessary to comply with the SEC’s final guidelines.

The directors received and reviewed information concerning the Manager’s soft dollar arrangements, which included a description of the Manager’s practices with respect to allocating portfolio brokerage for brokerage and research services, fund-by-fund data for the twelve months ended September 30, 2005 on the dollar amount of commissions allocated for third-party research and brokerage services and for proprietary research and brokerage services, and a list of firms providing third-party research and brokerage to the Manager as of September 30, 2005.

The directors also considered that a broker-dealer affiliate of the Manager receives 12b-1 fees from the Fund in respect of shares held in accounts for which there is no other broker of record, and that the Fund’s distributor (another affiliate of the Manager) retains a portion of the 12b-1 fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares.

The directors recognized that the Manager’s profitability would be somewhat lower if it did not receive research and brokerage services for soft dollars or if its affiliates did not receive the other benefits described above. The directors noted that the Manager derives reputational and other benefits from its association with the Fund.

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

Investment Results

In addition to the information received by the directors for the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. The directors reviewed information showing performance of the Fund compared to other funds in the Lipper Science & Technology Funds Average over the one-, three-, five- and ten-year periods ended September 30, 2005, and for each calendar year in the 2000-to-2004 period and for the first nine months of 2005, and compared to the Goldman Sachs Technology Index, and a group of 18 competitor funds selected by the Manager over annualized rolling three- and five-year periods ended September 30, 2005, for each calendar year in the 2000-to-2004 period, and for the first nine months of 2005. The comparative information showed that the Fund had performed significantly above each of these benchmarks in the annualized rolling five-year period ended September 30, 2005, in each of 2001, 2002, 2004 and during the nine months ended September 30, 2005, although it had fallen below these benchmarks, in some cases substantially, in 2000 and 2003. Taking into account these comparisons and the other factors considered, the directors concluded that the Fund’s investment results over time had been highly satisfactory.

Management Fee and Other Expenses

The directors considered the management fee rate paid by the Fund to the Manager. The directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds.

The Fund’s peer group consisted of funds in the Lipper Science & Technology Fund category having at least $25 million of average net assets attributable to Class A shares in their most recent fiscal year. The information showed that the Fund’s current effective management fee rate of 0.89% (before waivers) was well within the range of management fees paid by the 31 funds in the peer group and very close to the average and the median for the peer group. The directors noted that the Fund’s effective fee rate reflects the effect of a breakpoint.

The directors also considered the fees the Manager charges other clients with investment objectives similar to the Fund. The Manager advises an unregistered investment company whose shares are sold primarily outside the United States, with an investment objective similar to the Fund. The fee rates charged to that company are higher than those charged to the Fund. Another registered investment company managed by the Manager offers a series with the same investment objective as the Fund. The directors noted that the management fee rate for this other series is less than the Fund. The Manager explained that the fee rate increases in the past at the Fund had not been sought for this other series because, in view of its small size and the fact that, in the past, such series had been subsidized by the Manager, the Manager had determined not to recommend fee rate increases for such series to match those recommended for the Fund.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within its peer group. The directors recognized that the expense ratio information for the Fund potentially reflected on the Manager’s provision of services, as the Manager is responsible for coordinating services provided to the Fund by others.

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

In considering the expense ratios of the Fund, the directors noted the Fund has elected to have shareholder services provided at cost by SDC and that the Manager provides senior management of SDC as part of the services covered by its management fees. SDC provides services exclusively to the Seligman Group of Funds, and the directors noted that the arrangement with SDC has provided the Fund and its shareholders with a consistently high level of service.

The directors also noted that the Fund’s expense ratio was lower than the median and average for the peer group. The Directors recognized that the Fund’s favorable expense ratio resulted in part from economies of scales resulting from the Fund’s large size, including breakpoints in the management fee. They concluded that the Fund’s expense ratio was highly satisfactory.

Economies of Scale

The directors noted that the management fee schedule for the Fund does contain breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale with some funds that have substantial assets or that may be expected to grow materially over the next year. However, they also recognized that there is no direct relationship between the economies of scale realized by funds and those realized by the Manager as assets increase, largely because economies of scale are realized (if at all) by the Manager across a variety of products and services, and not only in respect of a single fund. The directors do not believe there is a uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Manager and to the economies of scale that the Manager may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by comparable funds. The directors also noted that the advisory agreements for many competitor funds do not have breakpoints at all and that, in any event, the Fund has not benefited from significant net sales in recent times. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable under the Fund’s circumstances.

Directors and Officers

Information pertaining to the Directors and Officers of Seligman Communications and Information Fund, Inc. is set forth below.

Independent Directors

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

John R. Galvin (76)[1,3]	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts
• Director: 1995 to Date	University; Director or Trustee of each of the investment companies of
• Oversees 58 Portfolios	the Seligman Group of Funds†; and Chairman Emeritus, American
in Fund Complex	Council on Germany. Formerly, Governor of the Center for Creative
Leadership; Director, Raytheon Co. (defense and commercial electronics)
and USLIFE Corporation (life insurance); and Trustee, Institute for
Defense Analyses. From June 1987 to June 1992, Mr. Galvin was the
Supreme Allied Commander, NATO, and the Commander-in-Chief,
United States European Command.

Alice S. Ilchman (70)[2,3]	President Emerita, Sarah Lawrence College; Director or Trustee of each of
• Director: 1991 to Date	the investment companies of the Seligman Group of Funds†; Director,
• Oversees 58 Portfolios	Jeannette K. Watson Summer Fellowship (summer internships for college
in Fund Complex	students); Trustee, Committee for Economic Development; Governor,
Court of Governors, London School of Economics; and Director, Public
Broadcasting Service (PBS). Formerly, Trustee, Save the Children (non-
profit child assistance organization). From January 1998 until December
2000, Chairman, The Rockefeller Foundation (charitable foundation).
From September 1987 until September 1997, Director, New York
Telephone Company.

Frank A. McPherson (72)[2,3]	Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee
• Director: 1995 to Date	Corporation (diversified energy and chemical company); Director or
• Oversees 58 Portfolios	Trustee of each of the investment companies of the Seligman Group of
in Fund Complex	Funds†; and Director, DCP Midstream GP, LLP (natural gas processing),
Integris Health (owner of various hospitals), Oklahoma Chapter of the
Nature Conservancy, Oklahoma Medical Research Foundation, Boys and
Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, and
Oklahoma Foundation for Excellence in Education. Formerly, Director,
ConocoPhillips (integrated international oil corporation), Kimberly-Clark
Corporation (consumer products), BOK Financial (bank holding compa-
ny), and the Federal Reserve System’s Kansas City Reserve Bank.

See footnotes on page 44.

Directors and Officers

Independent Directors (continued)

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

Betsy S. Michel (63)[1,3]	Attorney; Director or Trustee of each of the investment companies of the
• Director: 1984 to Date	Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge
• Oversees 58 Portfolios	Foundation (charitable foundation). Formerly, Chairman of the Board of
in Fund Complex	Trustees of St. George’s School (Newport, RI); and Trustee, World
Learning, Inc. (international educational training), and Council of New
Jersey Grantmakers.

Leroy C. Richie (64)[1,3]	Counsel, Lewis & Munday, P.C. (law firm); Chairman and Chief Executive
• Director: 2000 to Date	Officer, Q Standards Worldwide, Inc. (library of technical standards);
• Oversees 57 Portfolios	Director or Trustee of each of the investment companies of the Seligman
in Fund Complex	Group of Funds† (with the exception of Seligman Cash Management
Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy and chemical company), Infinity, Inc. (oil and gas services and exploration), and Vibration Control Technologies, LLC (auto vibration technology);
Lead Outside Director, Digital Ally Inc. (digital imaging); Director and
Chairman, Highland Park Michigan Economic Development Corp.; and
Chairman, Detroit Public Schools Foundation, and Detroit Economic
Growth Corp. Formerly, Trustee, New York University Law Center
Foundation; and Vice Chairman, Detroit Medical Center. From 1990 until
1997, Vice President and General Counsel, Automotive Legal Affairs,
Chrysler Corporation.

Robert L. Shafer (73)[2,3]	Ambassador and Permanent Observer of the Sovereign Military Order of
• Director: 1984 to Date	Malta to the United Nations; and Director or Trustee of each of the
• Oversees 58 Portfolios	investment companies of the Seligman Group of Funds†. Formerly,
in Fund Complex	Director, USLIFE Corporation (life insurance); and Vice President, Pfizer
Inc. (pharmaceuticals).

James N. Whitson (70)[1,3]	Director or Trustee of each of the investment companies of the Seligman
• Director: 1993 to Date	Group of Funds†; and Director, CommScope, Inc. (manufacturer of coaxi-
• Oversees 58 Portfolios	al cable). Retired Executive Vice President and Chief Operating Officer,
in Fund Complex	Sammons Enterprises, Inc. (a diversified holding company). Formerly,
Director and Consultant, Sammons Enterprises, Inc.; and Director,
C-SPAN (cable television network).

See footnotes on page 44.

Directors and Officers

Interested Directors and Principal Officers

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

William C. Morris (67)*	Chairman, J. & W. Seligman & Co. Incorporated; Chairman of the Board
• Director and Chairman	and Director or Trustee of each of the investment companies of the
of the Board: 1988 to Date	Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman
• Oversees 58 Portfolios	Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants
in Fund Complex	for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer of The Metropolitan Opera Association.
Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (53)*	Director and President, J. & W. Seligman & Co. Incorporated; President
• Director: 1993 to Date	and Chief Executive Officer of each of the investment companies of the
• President: 1995 to Date	Seligman Group of Funds†; Director or Trustee of each of the investment
• Chief Executive Officer:	companies of the Seligman Group of Funds (with the exception of
2002 to Date	Seligman Cash Management Fund, Inc.); Director, Seligman Advisors, Inc.
• Oversees 57 Portfolios	and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of
in Fund Complex	the Board of Governors of the Investment Company Institute; and
Director (formerly Chairman), ICI Mutual Insurance Company.

Eleanor T. M. Hoagland (54)	Managing Director, J. & W. Seligman & Co. Incorporated; and Vice
• Vice President and	President and Chief Compliance Officer of each of the investment com-
Chief Compliance Officer:	panies of the Seligman Group of Funds†. Formerly, Managing Director,
2004 to Date	Partner and Chief Portfolio Strategist, AMT Capital Management.

Paul H. Wick (42)	Director and Managing Director, J. & W. Seligman & Co. Incorporated
• Vice President and	since November 1997 and January 1995, respectively. Vice President of
Portfolio Manager:	Seligman Portfolios, Inc. and Portfolio Manager of its Communications
1990 to Date	and Information Portfolio. He joined J. & W. Seligman & Co.
Incorporated in 1987 as an Associate, Investment Research.

Thomas G. Rose (48)	Managing Director, Chief Financial Officer and Treasurer, J. & W.
• Vice President:	Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman
2000 to Date	Advisors, Inc. and Seligman Data Corp.; and Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman
Services, Inc. and Seligman International, Inc.

See footnotes on page 44.

Directors and Officers

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

Lawrence P. Vogel (49)	Senior Vice President and Treasurer, Investment Companies, J. & W.
• Vice President:	Seligman & Co. Incorporated; Vice President and Treasurer of each of the
1992 to Date	investment companies of the Seligman Group of Funds†; and Treasurer
• Treasurer:	of Seligman Data Corp.
2000 to Date

Frank J. Nasta (41)	Director, Managing Director, General Counsel and Corporate Secretary,
• Secretary:	J. & W. Seligman & Co. Incorporated; Secretary of each of the investment
1994 to Date	companies of the Seligman Group of Funds†; and Corporate Secretary,
Seligman Advisors, Inc., Seligman Services, Inc., Seligman International,
Inc., and Seligman Data Corp.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø	The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.
†	The Seligman Group of Funds consists of 24 registered investment companies.
*	Messrs. Morris and Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

[This Page Left Blank Intentionally]

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarter of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Communications and Information Fund, Inc., which contains information about the investment objectives, risks, charges, and expenses of the Fund, each of which should be considered carefully before investing. The prospectus, which contains information about these factors, should be read carefully before investing or sending money.

[1]

These references to the SEC’s website and Seligman’s website are inactive textual references and information contained in or otherwise accessible through the websites does not form a part of this report or the Fund’s prospectus.

46

END OF ANNUAL REPORT

EQCI2 12/05

ITEM 2.	CODE OF ETHICS.

	As of December 31, 2005, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

	(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

		2005	2004

	Audit Fees	$84,500	$80,547
	Audit-Related Fees	–	–
	Tax Fees	2,350	2,200
	All Other Fees	–	1,931

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for services related to the assessment of procedures for compliance with anti-money laundering regulations by the registrant and certain other associated investment companies.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

		2005	2004

	Audit-Related Fees	$124,560	$118,630
	Tax Fees	8,000	13,703
	All Other Fees	–	43,000

Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent and (ii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor. Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent. Other fees relates to electronic communication processing services performed on behalf of outside counsel of the investment adviser.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $134,910 and $179,464, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

	(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

	(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

	(a)(3)	Not applicable.

	(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.

By:	/S/ BRIAN T. ZINO Brian T. Zino President and Chief Executive Officer

Date:	March 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO Brian T. Zino President and Chief Executive Officer

Date:	March 8, 2006

By:	/S/ LAWRENCE P.VOGEL Lawrence P. Vogel Vice President, Treasurer and Chief Financial Officer

Date:	March 8, 2006

SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.